UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois

(Address of Principal executive offices, including Zip Code)

(630) 753-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

8.25% Senior Notes due 2021

On October 28, 2009, Navistar International Corporation, a Delaware corporation (the “Company”) completed the sale of $1,000,000,000 aggregate principal amount of its 8.25% Senior Notes due 2021 (the “Senior Notes”) pursuant to the terms of the underwriting agreement dated October 22, 2009 (the “Senior Underwriting Agreement”) among the Company, Navistar, Inc., a Delaware corporation (the “Guarantor”) and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”). The Senior Underwriting Agreement contains customary representations, warranties and covenants. Under the terms of the Senior Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

The Senior Notes were issued under an indenture, dated October 28, 2009 (the “Senior Indenture”), among the Company, the Guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Senior Indenture, and the form of Senior Notes, which is attached as an exhibit to the Senior Indenture, provide, among other things, that the Senior Notes will be senior unsecured obligations of the Company. Interest is payable on the Senior Notes on May 1 and November 1 of each year beginning on May 1, 2010 until their maturity date of November 1, 2021. The terms of the Senior Indenture, among other things, limit, in certain circumstances, the ability of the Company to: make restricted payments; incur additional debt and issue preferred or disqualified stock; create liens; create or permit to exist restrictions on its ability or the ability of its restricted subsidiaries to make certain payments or distributions; engage in sale-leaseback transactions; engage in mergers or consolidations or transfer all or substantially all of its assets; designate restricted and unrestricted subsidiaries; make certain dispositions and transfers of assets; place limitations on the ability of its restricted subsidiaries to make distributions; enter into transactions with affiliates; and guarantee indebtedness.

The Senior Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the Senior Indenture; defaults in, or failure to pay, certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.

The Senior Notes are registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-162588) filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 20, 2009 (the “Registration Statement”). On October 26, 2009, the Company filed a prospectus supplement with the Commission relating to the Senior Notes, dated October 22, 2009.

A copy of the Senior Underwriting Agreement and the Senior Indenture are attached hereto as exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference.

3.00% Senior Subordinated Convertible Notes due 2014

On October 28, 2009, the Company completed the sale of $550,000,000 aggregate principal amount of 3.00% senior subordinated convertible notes due 2014 (the “Convertible Notes”) pursuant to the terms of the underwriting agreement dated October 22, 2009 (the “Convertible Underwriting Agreement”), among the Company and the Underwriters. The Convertible Underwriting Agreement contains customary representations, warranties and covenants. Under the terms of the Convertible Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities. In accordance with the Convertible Underwriting Agreement, the Underwriters may also purchase up to an additional $75,000,000 principal amount of the Convertible Notes at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within the 13-day period from the date of the original issuance of the Convertible Notes.

The Convertible Notes were issued under an Indenture, dated October 28, 2009 (the “Convertible Indenture”), among the Company and the Trustee. The Convertible Indenture, and the form of Convertible Notes, which is attached as an exhibit to the Convertible Indenture, provide, among other things, that the Convertible Notes will be senior subordinated unsecured obligations of the Company. Interest is payable on the Convertible Notes on April 15 and October 15 of each year beginning on April 15, 2010 until their maturity date of October 15, 2014.

Holders may convert the Convertible Notes into common stock of the Company, par value $0.10 per share (“Common Stock”), at any time on or after April 15, 2014. Holders may also convert their Convertible Notes at their option prior to April 15, 2014, under the following circumstances: (1) during any fiscal quarter commencing after January 31, 2010, if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each such trading day; (2) during the five business day period after any five consecutive trading day period (the “Measurement Period”) in which the trading price per $1,000 principal amount of notes for each trading day of that Measurement Period was less than 98% of the product of the last reported sale price of the Common Stock and the applicable conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events, as more fully described in the Convertible Indenture. The conversion rate will initially be 19.8910 shares of Common Stock per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $50.27 per share of Common Stock).

Upon conversion, the Company will satisfy its conversion obligations by delivering, at its election, shares of the Common Stock (plus cash in lieu of fractional shares), cash, or any combination of cash and shares of the Common Stock in accordance with the terms of the Convertible Indenture. If the Company elects to settle in cash or a combination of cash and shares, the amounts due upon conversion will be based on a daily conversion value calculated on a proportionate basis for each trading day in a 40 trading-day observation period. If a holder converts its Convertible Notes on or after April 15, 2014, and the Company elects physical settlement as described above, the holder will not receive the shares of Common Stock into which the Convertible Notes are convertible until after the expiration of the observation period described above, even though the number of shares the holder will receive upon settlement will not change. The Company currently intends to satisfy its conversion obligation by delivering a combination of cash and shares of Common Stock, and the cash amount used in the settlement calculation set forth in the Convertible Indenture.

Subject to certain exceptions, holders may require the Company to repurchase, for cash, all or part of the Convertible Notes upon a “fundamental change” (as defined in the Convertible Indenture) at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest.

The Convertible Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; failure to convert the Convertible Notes in accordance with the Convertible Indenture, breach of other agreements in the Convertible Indenture; defaults in, or failure to pay, certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Convertible Notes may declare all the Convertible Notes of such series to be due and payable immediately.

The Convertible Notes, and the Common Stock issuable upon conversion of the Convertible Notes, are registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement. On October 26, 2009, the Company filed a prospectus supplement with the Commission relating to the Convertible Notes, dated October 22, 2009.

A copy of the Convertible Underwriting Agreement and the Convertible Indenture are attached hereto as exhibits 1.2 and 4.2, respectively, and are incorporated herein by reference.

Convertible Notes Hedge and Warrant Transactions

In connection with the sale of the Convertible Notes, the Company entered into convertible note hedge transactions with respect to the Common Stock (the “Call Options”) with affiliates of certain of the Underwriters (collectively, the “Hedge Dealers”). The Call Options cover, subject to adjustments, 10,940,050 shares of Common Stock at a strike price of $50.2740. Copies of the Confirmations of the Base Call Option Transaction with each Hedge Dealer relating to the Call Options, which confirmations were entered into on October 22, 2009, are attached hereto as Exhibits 10.1(a), (c), (e), (g), with the respective side letter agreements attached hereto as Exhibits 10.1(b), (d), (f) and (h).

In connection with the sale of the Notes, the Company also entered into separate warrant transactions with affiliates of certain of the Underwriters (collectively, the “Warrant Dealers”), whereby, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, the Company sold to the Warrant Dealers, for an aggregate purchase price equal to $84,590,000, warrants (the “Warrants”) to purchase in the aggregate 10,940,050 shares of Common Stock, subject to adjustments, at an exercise price of $60.1426 per share of Common Stock. Copies of the Base Warrants with each Warrant Dealer relating to the Warrants, which confirmations were entered into on October 22, 2009, are attached hereto as Exhibits 10.2(a), (c), (e) and (g) and (e), with the respective side letter agreements attached hereto as Exhibits 10.2(b), (d), (f) and (h).

The foregoing summary of the Senior Underwriting Agreement, Senior Indenture, Convertible Underwriting Agreement, Convertible Indenture, Call Options and Warrants set forth above is qualified in its entirety by reference to the full text of the Senior Underwriting Agreement, Senior Indenture, Convertible Underwriting Agreement, Convertible Indenture, Call Options and Warrants, copies of which are attached hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under the heading “Convertible Notes Hedge and Warrant Transactions” under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

1.1 Underwriting Agreement for Senior Notes, dated as of October 22, 2009 among Navistar International Corporation and several Underwriters named therein

1.2 Underwriting Agreement for Convertible Notes, dated as of October 22, 2009 among Navistar International Corporation and several Underwriters named therein

4.1 Indenture for Senior Notes, dated as of October 28, 2009, among Navistar International Corporation, Navistar Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2 Indenture for Convertible Notes, dated as of October 28, 2009, by and between Navistar International Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

10.1(a) Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

10.1(b) Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

10.1(c) Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

10.1(d) Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

10.1(e) Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

10.1(f) Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

10.1(g) Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

10.1(h) Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

10.2(a) Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

10.2(b) Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

10.2(c) Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

10.2(d) Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

10.2(e) Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

10.2(f) Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

10.2(g) Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

10.2(h) Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/S/ ANDREW J. CEDEROTH
Date: October 28, 2009	Name:	Andrew J. Cederoth
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement for Senior Notes dated as of October 22, 2009 among Navistar International Corporation and several Underwriters named therein

Exhibit 1.2	Underwriting Agreement for Convertible Notes dated as of October 22, 2009 among Navistar International Corporation and several Underwriters named therein

Exhibit 4.1	Indenture for Senior Notes dated as of October 28, 2009, among Navistar International Corporation, Navistar Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	Indenture for Convertible Notes dated as of October 28, 2009, by and between Navistar International Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 10.1(a)	Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

Exhibit 10.1(b)	Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

Exhibit 10.1(c)	Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

Exhibit 10.1(d)	Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

Exhibit 10.1(e)	Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

Exhibit 10.1(f)	Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

Exhibit 10.1(g)	Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

Exhibit 10.1(h)	Side Letter Agreement to Base Call Option Transaction Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

Exhibit 10.2(a)	Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

Exhibit 10.2(b)	Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and JPMorgan Chase Bank, National Association

Exhibit 10.2(c)	Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

Exhibit 10.2(d)	Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Credit Suisse International

Exhibit 10.2(e)	Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

Exhibit 10.2(f)	Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Deutsche Bank AG

Exhibit 10.2(g)	Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.

Exhibit 10.2(h)	Side Letter Agreement to Base Warrants Confirmation dated October 22, 2009, by and between Navistar International Corporation and Bank of America, N.A.